BEXIL(R)
CORPORATION
================================================================================

ANNUAL REPORT
December 31, 2002

Independent Public Accountant                                   American Stock
Tait, Weller & Baker                                            Exchange Symbol:

                                                                             BXL

11 Hanover Square
New York, NY 10005

Tel (212) 797-7625

www.bexil.com

                                                            American Stock
BEXIL CORPORATION                                           Exchange Symbol: BXL
================================================================================
11 Hanover Square, New York, NY 10005
www.bexil.com

                                                               February 20, 2003

Fellow Shareholders:

     Bexil Corporation is pleased to report that operations at York Insurance Services Group, Inc. in 2002 enjoyed excellent results. Bexil Corporation acquired 50% of York in January 2002. York's audited results for 2002 show revenues of approximately $40.3 million with net income of approximately $4.2 million. In 2000 and 2001, York's revenues were approximately $25.3 million in each year with net income of approximately $2,015,000 in 2000 and $688,845 in 2001.

     Since the 1930's, York's affiliates have served as both an independent adjustment company and third party administrator providing claims, data, and risk related services to insurers, insureds and intermediaries located throughout the United States. More information about York may be found at its web site http://www.yorkclaims.com/. Tom MacArthur, York's President, and a very capable team do a remarkable job marketing York's excellent services and satisfying York's customers. We expect that working with him to make the business grow further will be a very fruitful undertaking.

     Our goal over the year ahead will be to grow this insurance services business. Given industry conditions, we think opportunities may arise that could be rewarding to the Company and its shareholders. It should be noted that with the York acquisition Bexil no longer qualifies to pass through to its shareholders its net income, if any, free of corporate level tax.

     The Company is pursuing the application it initially filed in 2002 with the Securities and Exchange Commission to terminate its registration as an investment company. While the SEC staff had advised the Company in the fall of last year that it did not believe an order of de-registration was appropriate at that time, the staff did agree to meet with representatives of the Company in Washington, D.C. to discuss the application further. Based on that January 8, 2003 meeting and other correspondence we think the Company's request for an order of de-registration has strong merit, although there can be no assurance that its application will be successful.

     As stated in our December 4, 2002 press release, the dividend distribution for the quarter ending December 31, 2002 reflected the discontinuation of the Company's managed 8% distribution policy. Under the discontinued policy, payments had been made primarily from ordinary income and any capital gains, with the balance from return of capital. Due to the Company's higher operating expenses, for the twelve months ended December 31, 2002, actual distributions were 100% from return of capital. This and other factors may result in the sharp reduction or elimination of the dividend in 2003.

     Sharing your optimism about the Company's potential, management and its affiliates own approximately 24% of the Company's outstanding shares and may seek to purchase additional shares from time to time over the years ahead.

                                   Sincerely,


/s/ Bassett S. Winmill                                     /s/ Thomas B. Winmill
----------------------                                     ---------------------
Bassett S. Winmill                                         Thomas B. Winmill
Executive Chairman                                         President

================================================================================

     This report contains forward-looking statements and similar expressions that reflect Bexil's current expectations about its future performance, and are subject to risks, uncertainties and other factors that could cause Bexil's actual performance to differ materially from those expressed in, or implied by, these forward-looking statements.

================================================================================

BEXIL CORPORATION                      2

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS:
   Holdings at fair value (cost: $9,029,616) (Note 1) ...........   $16,499,250
   Interest receivable ..........................................        49,963
   Other assets .................................................         1,100
                                                                    -----------
      Total assets ..............................................    16,550,313
                                                                    -----------

LIABILITIES:
   Deferred taxes (Note 7) ......................................     2,972,000
   Accrued salary ...............................................       451,365
   Accrued expenses .............................................       132,338
   Distributions payable ........................................         8,399
                                                                    -----------
      Total liabilities .........................................     3,564,102
                                                                    -----------

NET ASSETS: (applicable to 865,061 shares outstanding: 10,000,000
   shares of $.01 par value authorized) .........................   $12,986,211
                                                                    ===========

NET ASSET VALUE PER SHARE ($12,986,211 / 865,061
   shares outstanding) ..........................................   $     15.01
                                                                    ===========

At December 31, 2002, net assets consisted of:

   Paid-in capital ..............................................   $ 9,244,608
   Net unrealized appreciation on holdings ......................     7,469,635
   Accumulated net realized loss on holdings ....................      (104,522)
   Accumulated deficit in net operating income ..................    (3,623,510)
                                                                    -----------
                                                                    $12,986,211
                                                                    ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

INCOME:
   Interest .....................................................   $   257,141
   Dividends ....................................................         9,533
                                                                    -----------
      Total income ..............................................       266,674
                                                                    -----------

EXPENSES:
   Salary (Note 3) ..............................................       665,317
   Professional (Note 3) ........................................        86,865
   Transfer agent ...............................................        31,860
   Directors ....................................................        30,866
   Custodian ....................................................        18,086
   Printing .....................................................        16,740
   Registration (Note 3) ........................................        13,012
   Other ........................................................        38,925
                                                                    -----------
      Total operating expenses ..................................       901,671
      Loan interest and fees (Note 5) ...........................           513
                                                                    -----------
      Total expenses ............................................       902,184
                                                                    -----------
         Net operating loss before income taxes .................      (635,510)
      Income tax benefit (Note 7) ...............................       324,000
                                                                    -----------
         Net operating loss .....................................      (311,510)

REALIZED AND UNREALIZED GAIN (LOSS) ON HOLDINGS:
   Net realized gain on holdings ................................       429,658
   Unrealized appreciation on holdings during the period ........     7,071,972
   Deferred tax expense (Note 7) ................................    (3,312,000)
                                                                    -----------
      Net realized and unrealized gain on holdings ..............     4,189,630
      Net increase in net assets resulting from operations ......   $ 3,878,120
                                                                    ===========

See accompanying notes to financial statements.

                                       3                       BEXIL CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS For the Years Ended December 31, 2002 and
2001

                                                                                  2002         2001
                                                                              -----------   ----------
OPERATIONS:
   Net income (loss) ......................................................   $  (311,510)  $  212,262
   Net realized gain from security transactions ...........................       429,658       70,905
   Unrealized appreciation (depreciation) on holdings during the period ...     3,759,972      (41,378)
                                                                              -----------   ----------
      Net change in net assets resulting from operations ..................     3,878,120      241,789

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders ($.35 per share) .........................            --     (283,167)
   Tax return of capital to shareholders ($.87 and $.62 per share,
   respectively) ..........................................................      (737,240)    (509,791)

CAPITAL SHARE TRANSACTIONS:
   Increase in net assets resulting from reinvestment of distributions
      (28,260 and 30,390 shares, respectively) ............................       296,043      311,530
                                                                              -----------   ----------

         Total change in net assets .......................................     3,436,923     (239,639)

NET ASSETS:
   Beginning of period ....................................................     9,549,288    9,788,927
                                                                              -----------   ----------
   End of period ..........................................................   $12,986,211   $9,549,288
                                                                              ===========   ==========

                                   ----------

               Schedule of Portfolio Holdings - December 31, 2002

Par Value                                                                         Fair Value
----------                                                                       -----------
             U.S. Government Obligations (28.40%)
$4,300,000   U.S. Treasury Note, 3.00%, due 2/29/04 ..........................   $ 4,387,010
   250,000   U.S. Treasury Note, 6.50%, due 2/15/10 ..........................       298,905
                                                                                 -----------

                Total U.S. Government Obligations (cost: $4,534,141) .........     4,685,915
                                                                                 -----------

  Shares     Common Stocks (64.51%)
----------
             Services-Miscellaneous Business Services (64.51%)
   100,000   Safety Intelligence Systems Corp./(1)//(2)/ .....................       282,860
       500   York Insurance Services Group, Inc./(1)//(2)/ ...................    10,360,000
                                                                                 -----------

                Total Common Stocks (cost: $3,325,000) .......................    10,642,860
                                                                                 -----------

Par Value
----------
             Short Term Investments (7.09%)
$1,170,475   Repurchase Agreement with State Street Bank & Trust, 0.25%, due
             1/02/03 (collateralized by U.S. Treasury Notes) .................     1,170,475
                                                                                 -----------

                Total Short Term Investments (cost: $1,170,475) ..............     1,170,475
                                                                                 -----------

                   Total Investments (cost: $9,029,616) (100.00%) ............   $16,499,250
                                                                                 ===========

/(1)/ Security is not publicly traded. Market value is determined in good faith by or under the direction of the Board of Directors.
/(2)/ Non-income producing security.

                                 See accompanying notes to financial statements.

BEXIL CORPORATION                      4

                          Notes to Financial Statements

(1) Bexil Corporation (the "Company"), a Maryland corporation registered under the Investment Company Act of 1940, as amended ("1940 Act"), is a non-diversified, closed-end, management investment company. The Company has filed an application with the SEC to de-register from the 1940 Act. The Company's shares are listed on the American Stock Exchange. On September 8, 1999, the Board of Director's of the Company approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Company did not comply with the requirements of the Internal Revenue Code regarding asset diversification requirements applicable to regulated investment companies during the year ended December 31, 2002. Thus, the Fund did not qualify as a regulated investment company under subchapter M of the Internal Revenue Code and is subject to income taxes. It is the intent of the Company to continue to operate as such and not qualify as a regulated investment company. The Fund accounts for income taxes by using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax basis of assets and liabilities, measured using presently enacted tax rates. For income tax purposes, the Company had a net operating loss carryforward at December 31, 2002 of approximately $635,500 which is available to offset future net operating income, if any, and which expires in 2017. In addition, the Company had an unused capital loss carryforward of approximately $104,500 which expires in 2005. Based on Federal income tax cost of $9,029,616, gross unrealized appreciation and gross unrealized depreciation were $7,511,775 and $42,140 respectively, at December 31, 2002.

(3) The Company retained CEF Advisers, Inc. ("CEF") as its investment manager pursuant to an investment management agreement. As compensation for the service provided pursuant to such agreement, the Company paid to CEF a fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee was calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. Certain officers and directors of the Company are officers and directors of CEF. At a meeting of the Board of Directors of the Company on June 13, 2001, the Board of Directors approved terminating the investment management agreement with CEF, effective at the end of business on July 31, 2001.Commencing August 1, 2001, the Company's officers (who are substantially identical to those of CEF) assumed the management of the Company's affairs, including portfolio management, subject to the oversight and final direction of the Board of Directors. Compensation of Company personnel was set in the aggregate amount of $200,000 per year

                                       5                       BEXIL CORPORATION
effective August 1, 2001, $365,000 per year effective January 1, 2003, and may be further changed from time to time at the discretion of the Board of Directors. In addition, bonuses of $412,500 were accrued in 2002.

(4) Purchases and proceeds of sales of investment securities other than short term investments aggregated $7,973,416 and $10,356,772, respectively, for the year ended December 31, 2002.

(5) In January 2002, the Company terminated its committed bank line of credit. The interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended December 31, 2002, the weighted average interest rate was 2.56% based on the balances outstanding from the line of credit during the period and the weighted average amount outstanding was $15,840. The maximum amount of debt outstanding during the period was $808,084. In connection with its acquisition of 50% of the common stock of York Insurance Services Group, Inc., the Company provided a limited guaranty of up to $3 million to the lender of senior debt.

(6) The tax character of distributions paid to shareholders for the years ended December 31, 2002 and 2001 was as follows:

                                          2002       2001
                                        --------   --------
Distributions paid from:
   Ordinary income                      $     --   $283,167
   Return of capital                     737,240    509,791
                                        --------   --------
                                        $737,240   $792,958
                                        ========   ========

(7) The provision for income tax expense was as follows:

                                          2002
                                       ----------
Current
   Federal                             $       --
   State and local                         16,000
                                       ----------
                                           16,000
                                       ----------
Deferred
   Federal                              2,597,000
   State and local                        375,000
                                       ----------
                                        2,972,000
                                       ----------
                                       $2,988,000
                                       ==========

     Deferred tax liabilities (assets) are comprised of the following at December 31, 2002:

Unrealized appreciation
   on holdings                         $3,312,000
Net operating and capital
   loss carryforwards                    (340,000)
                                       ----------
   Net deferred taxes                  $2,972,000
                                       ==========

(8) The Company subsequently changed the manner of presentation of income taxes in the statement of operations. This change of presentation did not change the total net assets, the net increase in net assets resulting from operations, total return on net asset value and total return on market value basis.

BEXIL CORPORATION                      6

                              FINANCIAL HIGHLIGHTS

                                                                                     Six Months
                                                                                       Ended
                                                         Years Ended December 31,   December 31,   Years Ended June 30,
                                                         ------------------------   ------------   --------------------
                                                          2002     2001     2000       1999           1999     1998
                                                         ------   ------   ------     ------         ------   ------
PER SHARE DATA*
Net asset value at beginning of period ...............   $11.41   $12.14   $12.62     $12.83         $14.45   $14.74
                                                         ------   ------   ------     ------         ------   ------
Income from operations:
   Net income (loss) .................................    (4.65)     .26      .60        .18            .07      .25
   Net realized and unrealized gain (loss) on
      investments ....................................     9.12     (.02)    (.08)       .21           (.49)     .55
                                                         ------   ------   ------     ------         ------   ------
      Total from operations ..........................     4.47      .24      .52        .39           (.42)     .80
Less distributions:
   Distributions to shareholders .....................       --     (.35)    (.68)      (.18)          (.07)    (.67)
   Tax return of capital to shareholders .............     (.87)    (.62)    (.32)      (.42)         (1.13)    (.42)
                                                         ------   ------   ------     ------         ------   ------
      Increase (decrease) in net asset value .........     3.60     (.73)    (.48)      (.21)         (1.62)    (.29)
                                                         ------   ------   ------     ------         ------   ------
Net asset value at end of period .....................   $15.01   $11.41   $12.14     $12.62         $12.83   $14.45
                                                         ======   ======   ======     ======         ======   ======
Per share market value at end of period ..............   $10.80   $10.21   $ 8.88     $ 9.50         $12.13   $13.13
                                                         ======   ======   ======     ======         ======   ======
TOTAL RETURN ON NET ASSET VALUE BASIS ................    42.81%    3.20%    1.57%      4.60%         (2.64)%   6.43%
                                                         ======   ======   ======     ======         ======   ======
TOTAL RETURN ON MARKET VALUE BASIS (a)................    14.84%   26.25%   (4.00)%   (16.68)%         1.26%    2.87%
                                                         ======   ======   ======     ======         ======   ======
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets (b) (c) (d)...     9.57%    3.43%    2.33%      3.05%**        6.33%    5.77%
                                                         ======   ======   ======     ======         ======   ======
Ratio of net income (loss) to average net assets .....    (3.31)%   2.18%    4.98%      2.87%**        0.49%    1.69%
                                                         ======   ======   ======     ======         ======   ======
Portfolio turnover rate ..............................       83%      33%     182%        88%           112%     168%
                                                         ======   ======   ======     ======         ======   ======

* Per share net income (loss) and net realized and unrealized gain (loss) on holdings have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) The Company has calculated total return based upon purchases and sales of shares of the Company at current market values and reinvestment of dividends and distributions at prices obtained under the Dividend Reinvestment Plan. The calculation does not reflect brokerage commissions, if any.
(b) The ratio for the six months ended December 31, 1999 and the years ended June 30, 1999 after custodian fee credits was 3.05%**, and 6.33%, respectively. There were no custodian fee credits for years ended December 31, 2002, 2001 and 2000 and June 30, 1998.
(c) Ratio excluding interest and including tax expense was 41.28%, 3.38%, 1.96%, 2.86%**, 5.80% and 4.93% for the years ended December 31, 2002, 2001 and 2000, the six months ended December 31, 1999 and the years ended June 30, 1999 and 1998, respectively.
(d) Ratio prior to reimbursement was 3.18%**, 7.03% and 5.82% for the six months ended December 31, 1999 and for the years ended June 30, 1999 and 1998, respectively.

                                       7                       BEXIL CORPORATION

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Board of Directors and Shareholders of Bexil Corporation:

We have audited the accompanying statement of assets and liabilities of Bexil Corporation, including the schedule of portfolio holdings as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and the financial highlights for the years ended December 31, 2002, 2001 and 2000, the six months ended December 31, 1999 and the year ended June 30, 1998. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended June 30, 1999 were audited by other auditors whose report, dated August 9, 1999, expressed an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bexil Corporation as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8 to the financial statements, the Company reclassified the provision for income taxes in the statement of operations. The financial statements have been restated to reflect this presentation.

                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania January 17, 2003, except for Note 8, as to which the date is March 19, 2003

--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

DIRECTORS                     OFFICERS
---------                     --------

BASSETT S. WINMILL            THOMAS B. WINMILL, Esq.
Executive Chairman            President

RUSSELL E. BURKE III /1/      WILLIAM G. VOHRER
                              Treasurer
FREDERICK A. PARKER, JR./1/
                              MONICA PELAEZ, Esq.
THOMAS B. WINMILL, Esq.       Vice President, Secretary

DOUGLAS WU /1/

/1/Member, Audit Committee

BEXIL CORPORATION                      8

                          RESULTS OF THE ANNUAL MEETING

     The Company's annual meeting of stockholders was held on October 2, 2002.

1. To elect the following director to serve as follows:

Director             Class    Term     Expiring   Votes For   Votes Abstained
--------             -----   -------   --------   ---------   ---------------
Bassett S. Winmill     V     5 years     2007      713,717        28,571

Directors whose term of office continued after the meeting are Frederick A. Parker, Jr., Douglas Wu, Russell E. Burke III and Thomas B. Winmill.

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

The Company has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Company on outstanding shares will, unless elected otherwise by each shareholder by notifying the Company in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Company's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations, for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Company.

--------------------------------------------------------------------------------

                                 PRIVACY POLICY

Bexil Corporation recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

                                       9                       BEXIL CORPORATION

BEXIL CORPORATION
=================
11 Hanover Square
New York, NY 10005

Printed on recycled paper [GRAPHIC]